CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	Highland Income Fund

Shares		Value ($)
Common Stocks — 42.2%
COMMUNICATION SERVICES — 7.9%
96,700	Loral Space & Communications, Inc.	4,159,067
502,161	Metro-Goldwyn-Mayer, Inc. (a)(b)	66,159,963
27,134	TerreStar Corporation (a)(b)(c)(d)	9,163,966

		79,482,996

CONSUMER DISCRETIONARY — 0.0%
1,450	Toys ‘R’ Us (b)(c)(d)	105,340

ENERGY — 0.3%
29,070	Quarternorth Energy Holding Inc.	3,016,013
1,118,286	Value Creation, Inc. (b)(c)(d)	—

		3,016,013

GAMING/LEISURE — 0.4%
34,512	LLV Holdco LLC - Series A, Membership Interest (b)(c)(d)(e)	3,824,956
436	LLV Holdco LLC - Series B, Membership Interest (b)(c)(d)(e)	—

		3,824,956

HEALTHCARE — 0.0%
207,031	CCS Medical Inc. (b)(c)(d)(e)	207

INDUSTRIALS — 0.0%
250,627	Remington Outdoor Co., Inc. (b)	—

MATERIALS — 0.1%
299,032	MPM Holdings, Inc. (b)	1,495,160

REAL ESTATE — 33.5%
1,474,379	Allenby (b)(c)(d)(e)	—
10,359,801	Claymore (b)(c)(d)(e)	—
72,000	Independence Realty Trust, Inc., REIT	1,465,200
2,356,665	IQHQ, Inc. (b)(c)(d)	39,144,206
552,534	NexPoint Real Estate Finance (e)	10,763,362
152,581	NexPoint Residential Trust, REIT(e)	9,391,111
18,568	NexPoint Storage Partners, Inc. (b)(c)(d)(e)	21,824,087
14,011,045	NFRO REIT SUB, LLC (b)(c)(d)(e)	254,049,663

		336,637,629

	Total Common Stocks (Cost $640,771,547)	424,562,301

Preferred Stock — 32.6%
FINANCIALS — 5.5%
3,980	Eastland CLO 1.00%, 05/01/2022(b)(f)	1,638,433
34,500	Eastland CLO II (b)(g)(h)	14,202,500
8,860	Gleneagles CLO, 12/30/2049(b)(f)(g)	3,012,400
62,600	Grayson CLO, 11/01/2021(c)(d)(f)(g)	27,583,125
12,553	Rockwall CDO, 08/01/2024(b)(c)(d)(f)(g)	7,217,687
4,800	Rockwall CDO (g)(h)	1,920,000

		55,574,145

Shares		Value ($)
Preferred Stock (continued)
REAL ESTATE — 27.1%
267,154	Braemar Hotels & Resorts, REIT 5.50%(b)(h)	5,994,936
180,008	Creek Pine Holdings, LLC, REIT 10.25%(b)(c)(d)(h)	264,058,903
249,514	G-LA Resorts Holdings (b)(g)(h)	249,514
82,301	Wheeler Real Estate Investment Trust, REIT 9.00%(b)(h)	855,931
47,300	Wheeler Real Estate Investment Trust, REIT 8.75%, 10.75%, 09/21/2023 (b)(h)(i)(j)	797,005

		271,956,289

	Total Preferred Stock (Cost $229,447,942)	327,530,434

Principal Amount ($)
U.S. Senior Loans (k) — 12.6%
COMMUNICATION SERVICES — 0.8%
7,432,406	TerreStar Corporation, Term Loan D, 11.000% PIK 02/27/28 (c)(d)	7,432,406
53,885	TerreStar Corporation, Term Loan H, 02/28/22 (c)(d)	53,885
57,754	TerreStar Corporation, Term Loan, 1st Lien, 02/28/22 (c)(d)	57,754

		7,544,045

CONSUMER PRODUCTS — 0.3%
3,274,270	Dayco Products LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+4.250%, 05/08/23	3,194,460

ENERGY — 0.6%
6,403,998	Quarternorth Energy Holding, Term Loan, 2nd Lien, 08/27/26	6,444,023

GAMING/LEISURE — 1.8%
22,764,040	Ginn-LA CS Borrower LLC, Term Loan A, 1st Lien, (c)(d)(l)	965,741
48,791,955	Ginn-LA CS Borrower LLC, Term Loan B, 1st Lien, (c)(d)(l)	—
563,359	LLV Holdco LLC, 1st Protective Advance, 09/30/22 (c)(d)(e)	651,807
938,933	LLV Holdco LLC, 3rd Protective Advance, 09/30/22 (c)(d)(e)	1,086,345
333,130	LLV Holdco LLC, 4th Protective Advance, 09/30/22 (c)(d)(e)	385,431

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2021	Highland Income Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
11,940,100	LLV Holdco LLC, Revolving Exit Loan, 09/05/22 (c)(d)(e)	15,205,718

		18,295,042

HEALTHCARE — 3.6%
70,276,973	CCS Medical Inc., Term Loan, 1st Lien, 05/31/22 (c)(d)(e)	36,672,190

INFORMATION TECHNOLOGY — 5.1%
57,000,000	EDS Legacy Partners, VAR LIBOR USD 3 Month+2.750%, 12/14/23 (c)(d)(e)	51,288,600

RETAIL — 0.4%
3,859,229	GNC Holdings LLC, Term Loan, 2nd Lien, 10/07/26	3,589,083

UTILITIES — 0.0%
59,127,210	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan, (c)(d)(m)	84,814

	Total U.S. Senior Loans (Cost $246,218,114)	127,112,257

Collateralized Loan Obligations — 9.6%
2,000,000	Apex Credit CLO, Series 2019-1A, Class D VAR ICE LIBOR USD 3 Month+7.100%, 7.23%, 4/18/2032 (f)	1,920,000
1,500,000	Atlas Senior Loan Fund, Series 2017-8A, Class F VAR ICE LIBOR USD 3 Month+7.150%, 7.28%, 1/16/2030 (f)	1,252,500
2,400,000	Atlas Senior Loan Fund XII, Series 2018-12A, Class E VAR ICE LIBOR USD 3 Month+5.950%, 6.08%, 10/24/2031 (f)	2,157,600
500,000	Carlyle US CLO, Series 2020-4A, Class D VAR ICE LIBOR USD 3 Month+7.650%, 7.78%, 1/15/2033 (f)	501,275
2,500,000	Catamaran CLO, Ltd., Series 2016-1A, Class D VAR ICE LIBOR USD 3 Month+6.650%, 6.78%, 1/18/2029 (f)	2,462,500
1,250,000	Cathedral Lake CLO, Series 2017-1A, Class DR VAR ICE LIBOR USD 3 Month+7.250%, 7.38%, 10/15/2029 (f)	1,176,250

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
2,000,000	Cathedral Lake VII, Series 2021-7RA, Class E VAR ICE LIBOR USD 3 Month+7.770%, 7.90%, 1/15/2032 (f)	1,945,000
3,214,500	CIFC Funding, Series 2014-4RA, Class SUB 0.00%, 10/17/2030 (f)(n)	1,060,785
1,000,000	CIFC Funding, Series 2018-1A, Class ER2 VAR ICE LIBOR USD 3 Month+5.850%, 5.98%, 1/18/2031 (f)	967,500
3,000,000	Covenant Credit Partners CLO III, Series 2017-1A, Class F VAR ICE LIBOR USD 3 Month+7.950%, 8.08%, 10/15/2029 (f)	2,452,500
1,537,000	Dryden 36 Senior Loan Fund, Series 2019-36A, Class ER2 VAR ICE LIBOR USD 3 Month+6.880%, 7.01%, 4/15/2029 (f)	1,537,000
4,000,000	Eaton Vance CLO, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.250%, 8.38%, 4/15/2031 (f)	3,882,500
5,450,000	Galaxy XXVI CLO, Series 2018-26A, Class F VAR ICE LIBOR USD 3 Month+8.000%, 8.13%, 11/22/2031 (f)	5,030,350
1,000,000	GoldenTree Loan Management US CLO 3, Series 2018-3A, Class F VAR ICE LIBOR USD 3 Month+6.500%, 6.63%, 4/20/2030 (f)	896,250
2,500,000	GoldenTree Loan Opportunities IX, Series 2018-9A, Class FR2 VAR ICE LIBOR USD 3 Month+7.640%, 7.77%, 10/29/2029 (f)	2,343,750
8,760,357	Highland Park CDO I, Series 2006-1A, Class B VAR LIBOR USD 3 Month+0.550%, 0.68%, 11/25/2051 (f)	6,044,647
4,000,000	Jay Park CLO, Ltd., Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+7.350%, 7.48%, 10/20/2027 (f)	3,800,000

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2021	Highland Income Fund

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
3,000,000	KKR CLO 18, Series 2017-18, Class E VAR ICE LIBOR USD 3 Month+6.450%, 6.58%, 7/18/2030 (f)	2,962,500
3,300,000	Madison Park Funding X, Series 2019-10A, Class ER2 VAR ICE LIBOR USD 3 Month+6.400%, 6.53%, 1/20/2029 (f)	3,300,000
1,400,000	Madison Park Funding XX, Series 2018-20A, Class ER VAR ICE LIBOR USD 3 Month+5.300%, 5.43%, 7/27/2030 (f)	1,344,000
2,350,000	Madison Park Funding XXIV, Series 2019-24A, Class ER VAR ICE LIBOR USD 3 Month+7.200%, 7.33%, 10/20/2029 (f)	2,354,700
2,000,000	Madison Park Funding XXIX, Series 2018-29A, Class F VAR ICE LIBOR USD 3 Month+7.570%, 7.70%, 10/18/2030 (f)	1,931,000
1,000,000	Madison Park Funding XXX, Series 2018-30A, Class F VAR ICE LIBOR USD 3 Month+6.850%, 6.98%, 4/15/2029 (f)	900,000
490,000	Magnetite VII, Ltd., Series 2018-7A, Class ER2 VAR ICE LIBOR USD 3 Month+6.500%, 6.63%, 1/15/2028 (f)	470,155
2,500,000	Man GLG US CLO, Series 2018-1A, Class DR VAR ICE LIBOR USD 3 Month+5.900%, 6.03%, 4/22/2030 (f)	2,289,062
500,000	Mountain View CLO XIV, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.700%, 8.83%, 4/15/2029 (f)	481,450
5,800,000	MP CLO VII, Series 2018-1A, Class FRR VAR ICE LIBOR USD 3 Month+7.910%, 8.04%, 10/18/2028 (f)	4,446,280
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F VAR ICE LIBOR USD 3 Month+8.170%, 8.29%, 6/15/2031 (f)	3,410,000

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
1,000,000	OCP CLO, Series 2015-9A, Class E VAR ICE LIBOR USD 3 Month+6.400%, 6.53%, 7/15/2027 (f)	985,000
2,900,000	OHA Credit Partners XII, Series 2018-12A, Class FR VAR ICE LIBOR USD 3 Month+7.680%, 7.82%, 7/23/2030 (f)	2,734,700
	OZLM XXII, Ltd., Series 2018-22A, Class E
3,110,000	VAR ICE LIBOR USD 3 Month+7.390%, 7.52%, 1/17/2031 (f) Park Avenue Institutional Advisers CLO, Series 2021-2A, Class E	2,596,850
2,000,000	VAR ICE LIBOR USD 3 Month+7.010%, 7.11%, 7/15/2034 (f)	1,965,000
3,150,000	Saranac CLO III, Ltd., Series 2018-3A, Class ER VAR ICE LIBOR USD 3 Month+7.500%, 7.63%, 6/22/2030 (f)	2,624,816
2,000,000	Symphony CLO XXVI, Series 2021-26A, Class ER VAR ICE LIBOR USD 3 Month+7.500%, 7.63%, 4/20/2033 (f)	1,920,000
5,955,627	THL Credit Wind River, Series 2014-2A 0.00%, 1/15/2031 (f)(n)	1,520,241
2,200,000	TICP CLO I-2, Series 2018-IA, Class E VAR ICE LIBOR USD 3 Month+8.000%, 8.13%, 4/26/2028 (f)	2,030,600
4,150,000	TICP CLO III-2, Series 2018-3R, Class F VAR ICE LIBOR USD 3 Month+7.980%, 8.11%, 4/20/2028 (f)	3,801,608
5,000,000	Trinitas CLO X, Series 2019-10A, Class F VAR ICE LIBOR USD 3 Month+7.785%, 7.91%, 4/15/2032 (f)	4,514,167
1,000,000	Vibrant ClO 1X, Series 2018-9A, Class D VAR ICE LIBOR USD 3 Month+6.250%, 6.38%, 7/20/2031 (f)	925,000
1,275,000	Voya CLO, Series 2018-2A, Class DR VAR ICE LIBOR USD 3 Month+5.600%, 5.73%, 4/25/2031 (f)	1,204,875

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2021	Highland Income Fund

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
1,000,000	Webster Park CLO, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+7.750%, 7.88%, 7/20/2030 (f)	935,000
750,000	York CLO-6, Series 2019-1A, Class E VAR ICE LIBOR USD 3 Month+7.060%, 7.20%, 7/22/2032 (f)	753,750
3,000,000	Zais CLO 3, Ltd., Series 2018-3A, Class DR VAR ICE LIBOR USD 3 Month+6.910%, 7.04%, 7/15/2031 (f)	2,287,500
3,300,000	Zais CLO 8, Ltd., Series 2018-1A, Class E VAR ICE LIBOR USD 3 Month+5.250%, 5.38%, 4/15/2029 (f)	2,475,000

	Total Collateralized Loan Obligations (Cost $99,005,685)	96,593,661

LLC Interest — 5.4%
675	NEXLS LLC(c)(d)(e)	30,694,550
624,311	NREF OP II, L.P.(e)	12,161,573
11,854,986	SFR WLIF I, LLC(c)(d)(e)	11,381,107

	Total LLC Interest (Cost $47,984,916)	54,237,230

Shares
Registered Investment Companies — 1.7%
48,649	Highland Global Allocation Fund (e)	442,220
1,156,943	NexPoint Strategic Opportunities Fund (e)	16,093,077

	Total Registered Investment Companies (Cost $18,673,689)	16,535,297

Units
Warrants — 0.2%
ENERGY — 0.2%
5,801	Arch Resources, Expires 10/08/2023(b)	214,637
85,465	Quarternorth Energy Holding Inc. Tranche 1, Expires 08/27/2029(b)	854,650
164,598	Quarternorth Energy Holding Inc. Tranche 2, Expires 08/27/2029(b)	987,588

		2,056,875

Units		Value ($)
Warrants (continued)
INDUSTRIALS — 0.0%
178,140	Remington Outdoor Co., Inc. (b)(c)(d)	—

	Total Warrants (Cost $1,771,504)	2,056,875

Shares
Master Limited Partnership — 0.2%
ENERGY — 0.2%
179,200	Energy Transfer LP	1,716,736

	Total Master Limited Partnership (Cost $1,869,174)	1,716,736

Principal Amount ($)
Corporate Bonds & Notes — 0.1%
COMMUNICATION SERVICES — 0.0%
1,550	iHeartCommunications, Inc. 6.38%, 05/01/26	1,638

ENERGY — 0.0%
15,600,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (c)(d)(f)(l)	—

INDUSTRIALS — 0.0%
7,500,000	American Airlines 12/31/49 (l)(m)	57,529

REAL ESTATE — 0.1%
2,000,000	CBL & Associates 5.95%, 12/15/26 (i)(l)	1,388,630

UTILITIES — 0.0%
15,222,107	Bruce Mansfield Pass-Through Trust 6.85%, 06/01/34 (l)	—

	Total Corporate Bonds & Notes (Cost $14,766,231)	1,447,797

Units
Rights — 0.0%
UTILITIES — 0.0%
4,933	Texas Competitive Electric Holdings Co., LLC (b)	6,721

	Total Rights (Cost $–)	6,721

Principal Amount ($)
Claims(o) — 0.0%
Communication Services — 0.0%
3,791,858	Lehman Brothers Commercial Paper LCPI Claim Facility (c)(d)(l)	52,138

	Total Claims (Cost $1,814,883)	52,138

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2021	Highland Income Fund

Principal Amount ($)		Value ($)
Repurchase Agreements(p)(q) — 0.1%
287,921	BofA Securities 0.050%, dated 09/30/2021 to be repurchased on 10/01/2021, repurchase price $287,921 (collateralized by U.S. Government obligations, ranging in par value $1,460 - $21,364, 1.500% - 5.000%, 09/01/2031 - 07/01/2060; with total market value $293,679)	287,921
287,921	Citigroup Global Markets 0.050%, dated 09/30/2021 to be repurchased on 10/01/2021, repurchase price $287,921 (collateralized by U.S. Government obligations, ranging in par value $14,958 - $53,393, 0.125% - 2.750%, 06/30/2022 - 02/15/2028; with total market value $293,679)	287,921
287,921	Daiwa Capital Markets 0.050%, dated 09/30/2021 to be repurchased on 10/01/2021, repurchase price $287,921 (collateralized by U.S. Government obligations, ranging in par value $0 - $38,389, 0.000% - 8.000%, 11/15/2021 - 10/01/2051; with total market value $293,679)	287,921
85,352	Morgan Stanley 0.060%, dated 09/30/2021 to be repurchased on 10/01/2021, repurchase price $85,352 (collateralized by U.S. Government obligations, ranging in par value $0 - $24,069, 1.500% - 8.500%, 12/01/2021 - 10/01/2051; with total market value $87,059)	85,352
287,921	RBC Dominion Securities 0.050%, dated 09/30/2021 to be repurchased on 10/01/2021, repurchase price $287,921 (collateralized by U.S. Government obligations, ranging in par value $0 - $35,332, 0.000% - 6.500%, 10/31/2021 - 05/01/2058; with total market value $293,679)	287,921

	Total Repurchase Agreements (Cost $1,237,036)	1,237,036

Shares		Value ($)
Cash Equivalent — 5.5%
MONEY MARKET FUND(r) — 5.5%
54,946,467	Dreyfus Treasury Obligations Cash Management, Institutional Class 0.010%	54,946,467

	Total Cash Equivalent (Cost $54,946,467)	54,946,467

Total Investments - 110.2%		1,108,034,950

(Cost $1,358,507,188)
Securities Sold Short— (1.6)%
Exchange-Traded Fund — (0.8)%
(69,000)	ProShares UltraPro QQQ	(8,595,330)

	Total Exchange-Traded Fund (Proceeds $9,961,896)	(8,595,330)

Common Stocks — (0.8)%
INFORMATION TECHNOLOGY — (0.8)%
(41,100)	Texas Instruments, Inc.	(7,899,831)

	Total Common Stocks (Proceeds $4,920,256)	(7,899,831)

	Total Securities Sold Short - (1.6)% (Proceeds $14,882,152)	(16,495,161)

Other Assets & Liabilities, Net - (8.6)%(s)		(86,217,622)

Net Assets - 100.0%		1,005,322,167

(a)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$66,159,963	6.6%
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$9,163,966	0.9%

(b)	Non-income producing security.
(c)

Securities with a total aggregate value of $782,984,626, or 77.9% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Consolidated Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2021	Highland Income Fund

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $782,984,626, or 77.9% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2021. Please see Notes to Consolidated Investment Portfolio.

(e)	Affiliated issuer. Assets with a total aggregate fair value of $475,916,004, or 47.3% of net assets, were affiliated with the Fund as of September 30, 2021.
(f)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At September 30, 2021, these securities amounted to $136,045,306 or 13.5% of net assets.

(g)	There is currently no rate available.
(h)	Perpetual security with no stated maturity date.
(i)

Securities (or a portion of securities) on loan. As of September 30, 2021, the fair value of securities loaned was $1,203,167. The loaned securities were secured with cash and/or securities collateral of $1,237,000. Collateral is calculated based on prior day’s prices.

(j)	Step Bonds - Represents the current rate, the step rate and the step date.
(k)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of September 30, 2021, the LIBOR USD 3 Month rate was 0.130%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(l)	The issuer is, or is in danger of being, in default of its payment obligation.
(m)	Represents value held in escrow pending future events. No interest is being accrued.
(n)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(o)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(p)	Tri-Party Repurchase Agreement.
(q)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2021 was $1,237,036.
(r)	Rate shown is 7 day effective yield.
(s)	As of September 30, 2021, $36,408,384 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(concluded)

As of September 30, 2021	Highland Income Fund

Futures contracts outstanding as of September 30, 2021 were as follows:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation	Value
Short Futures:
Russell 2000 Index E-MINI	December 2021	(451)	$(50,089,038)	$460,998	$(49,628,040)
S&P 500 Index E-MINI	December 2021	(901)	(200,650,761)	7,037,123	(193,613,638)

				$7,498,121	$(243,241,678)

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	Highland Income Fund

Organization

Highland Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC are included within the Consolidated Investment Portfolio for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation.

Valuation of Investments

The Fund’s investments are recorded at fair value.In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (“the Investment Adviser”) has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”)), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2021	Highland Income Fund

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2021, the Fund’s investments consisted of senior loans, collateralized loan obligations, corporate bonds and notes, claims, common stocks, LLC interests, preferred stock, registered investment companies, repurchase agreements, cash equivalents, rights and warrants. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity,

including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2021	Highland Income Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of September 30, 2021 is as follows:

	Total value at September 30, 2021 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)		Level 3 Significant Unobservable Inputs ($)
Highland Income Fund
Assets
Common Stocks
Communication Services	79,482,996	4,159,067	66,159,963		9,163,966
Consumer Discretionary	105,340	—	—		105,340
Energy	3,016,013	—	3,016,013		—	(1)
Gaming/Leisure	3,824,956	—	—		3,824,956
Healthcare	207	—	—		207
Industrials	—	—	—	(1)	—
Materials	1,495,160	—	1,495,160		—
Real Estate	336,637,629	21,619,673	—		315,017,956
Preferred Stock
Financials	55,574,145	—	20,773,333		34,800,812
Real Estate	271,956,289	—	7,897,386		264,058,903
U.S. Senior Loans
Communication Services	7,544,045	—	—		7,544,045
Consumer Products	3,194,460	—	3,194,460		—
Energy	6,444,023	—	6,444,023		—
Gaming/Leisure	18,295,042	—	—		18,295,042
Healthcare	36,672,190	—	—		36,672,190
Information Technology	51,288,600	—	—		51,288,600
Retail	3,589,083	—	3,589,083		—
Utilities	84,814	—	—		84,814
Collateralized Loan Obligations	96,593,661	—	96,593,661		—
LLC Interest	54,237,230	—	12,161,573		42,075,657
Registered Investment Companies	16,535,297	16,535,297	—		—
Warrants
Energy	2,056,875	—	2,056,875		—
Industrials	—	—	—		—	(1)
Master Limited Partnership
Energy	1,716,736	1,716,736	—		—
Corporate Bonds & Notes
Communication Services	1,638	—	1,638		—
Energy	—	—	—		—	(1)
Industrials	57,529	—	57,529		—
Real Estate	1,388,630	—	1,388,630		—
Utilities	—	—	—	(1)	—
Rights
Utilities	6,721	—	6,721		—
Claims	52,138	—	—		52,138
Repurchase Agreements	1,237,036	1,237,036	—		—
Cash Equivalent	54,946,467	54,946,467	—		—
Futures(2)	7,498,121	7,498,121	—		—

Total Assets	1,115,533,071	107,712,397	224,836,048		782,984,626

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2021	Highland Income Fund

	Total value at September 30, 2021 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Liabilities
Securities Sold Short
Exchange-Traded Fund	(8,595,330)	(8,595,330)	—	—
Common Stocks
Information Technology	(7,899,831)	(7,899,831)	—	—

Total Liabilities	(16,495,161)	(16,495,161)	—	—

Total	1,099,037,910	91,217,236	224,836,048	782,984,626

(1)	This category includes securities with a value of zero.
(2)	Futures are valued at the unrealized appreciation on the instrument.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended September 30, 2021.

	Balance as of December 31, 2020 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Distribution to Return Capital $	Realized Gain (Loss) $	Net Change in Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $	Balance as of September 30, 2021 $	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2021 $
Common Stocks
Communication Services	8,952,049	—	—	—	—	—	211,917	—	—	9,163,966	211,917
Consumer Discretionary	3,625,426	—	—	—	—	—	(257,203)	—	(3,262,883)	105,340	(257,203)
Energy	1	—	—	—	—	—	(1)	—	—	—	(1)
Gaming/Leisure	2,919,018	—	—	—	—	—	905,938	—	—	3,824,956	905,938
Healthcare	—	—	—	—	—	—	207	—	—	207	207
Real Estate	241,157,527	—	—	—	(2,307,771)	243,235	(6,202,109)	82,127,074	—	315,017,956	(6,202,109)
Preferred Stock
Financials	22,379,500	—	—	—	—	—	12,421,312	—	—	34,800,812	12,421,312
Real Estate	244,855,817	—	—	—	—	—	19,203,086	—	—	264,058,903	19,203,086
U.S. Senior Loans
Communication Services	6,941,277	—	—	47	—	—	479	602,242	—	7,544,045	(46)
Gaming/Leisure	16,983,655	—	—	—	—	—	1,311,387	—	—	18,295,042	1,311,387
Healthcare	44,760,356	—	—	—	—	—	(14,848,295)	6,760,129	—	36,672,190	(14,848,295)
Information Technology	50,028,900	—	—	—	—	—	1,259,700	—	—	51,288,600	1,259,700
Utilities	—	84,814	—	—	—	—	—	—	—	84,814	—
LLC Interest	59,522,897	—	—	—	—	—	8,780,204	16,909,723	(43,137,167)	42,075,657	—
Claims	52,138	—	—	—	—	—	—	—	—	52,138	—

Total	702,178,561	84,814	—	47	(2,307,771)	243,235	22,786,622	106,399,168	(46,400,050)	782,984,626	14,005,893

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the nine months ended September 30, 2021, there were two U.S. Senior Loan positions that transferred in to Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2021	Highland Income Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 9/30/2021 $	Valuation Technique	Unobservable Inputs	Input Values
Common Stocks	328,112,425	Multiples Analysis	Multiple of EBITDA less CAPEX	10.00x - 16.50x (13.25x)
			Unadjusted Price/MHz-PoP	$0.09 - $0.95 ($0.52)
		Discounted Cash Flow	Discount Rate	9.00% - 22.00% (13.54%)
			Capitalization Rate	5.75% - 9.50% (7.63%)
		Transaction Analysis	Multiple of EBITDA less CAPEX	15.00x - 16.50x (15.75x)
			Price per Sq. Ft.	$15.00 - $27.50 ($23.17)
		Transaction Indication of Value	Enterprise Value ($mm)	$841.00
			Transaction Price per Share	$16.61
		Black-Scholes Model	Volatility Assumption	25.00%
		Liquidation Analysis	Recovery Rate	75.00% - 100.00% (94.00%)
Preferred Stock	298,859,715	Discounted Cash Flow	Discount Rate	11.00%
		Third Party Indication of Value	Broker Quote	Various
U.S. Senior Loans	113,884,691	Multiples Analysis	Multiple of EBITDA less CAPEX	10.00x - 16.50x (13.25x)
		Transaction Analysis	Multiple of EBITDA less CAPEX	15.00x - 16.50x (15.75x)
		Black-Scholes Model	Volatility Assumption	25.00%
		Discounted Cash Flow	Discount Rate	9.00% - 22.00% (13.70%)
		Transaction Indication of Value	Net Purchase Price ($mm)	$7.00
		Third Party Indication of Value	Broker Quote	Various
LLC Interest	42,075,657	Net Asset Value	N/A	N/A
		Discounted Cash Flow	Discount Rate	14.00%
Claims	52,138	Pricing Feed	Indication of Value	1.375

	782,984,626

In addition to the unobservable inputs utilized for various valuation methodologies, the Company frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Company assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 25% to as high as 75% as of September 30, 2021. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Company’s U.S. Senior Loans are the discount rate, net purchase price, volatility assumption, adjusted EBITDA multiple, and broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Company’s LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Company’s claims is the indication of value. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s common stock are the unadjusted price/MHz-PoP multiple, EBITDA multiple, discount rate, price per sq. ft., enterprise value, transaction price, capitalization rate, volatility assumption, and recovery rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2021	Highland Income Fund

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Consolidated Investment Portfolio for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(concluded)

As of September 30, 2021	Highland Income Fund

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended September 30, 2021:

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of September 30, 2021 $	Shares at September 30, 2021	Affiliated Income $
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,464,698	1	9,681	—	—	—	(9,682)	—	1,474,379	—
Claymore (Common Stocks)	10,229,279	10	130,521	—	—	—	(130,531)	—	10,359,801	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior
Loans & Common Stocks)	65,360,387	44,760,356	3,353,694	—	—	—	(11,441,653)	36,672,397	70,484,004	5,141,082
EDS Legacy Partners (U.S. Senior
Loans)	57,000,000	50,028,900	—	—	—	—	1,259,700	51,288,600	57,000,000	2,591,125
Highland Global Allocation Fund
(Registered Investment
Company)	48,649	317,678	—	—	(17,738)	—	142,280	442,220	48,649	13,349
LLV Holdco LLC (U.S. Senior Loans &
Common Stocks)	13,810,470	19,161,385	—	—	—	—	1,992,872	21,154,257	13,810,470	187,722
NEXLS LLC
(LLC Interest)	192	6,733,993	16,909,724	—	—	—	7,050,833	30,694,550	675	—
NexPoint Real Estate Finance
(Common Stocks)	17,630	291,248	11,361,521	—	—	—	(889,407)	10,763,362	552,534	279,202
NexPoint Residential Trust
(Common Stocks)	148,521	6,283,923	154,184	—	(121,029)	—	3,074,033	9,391,111	152,581	34,407
NexPoint Strategic Opportunities
Fund (Registered Investment
Company)	1,156,943	12,171,040	—	—	(1,017,334)	—	4,939,371	16,093,077	1,156,943	—
NexPoint Storage Partners, Inc.
(Common Stocks)	18,568	19,746,737	—	—	(2,307,771)	—	4,385,121	21,824,087	18,568	—
NFRO REIT SUB, LLC (Common
Stocks)	9,610,479	182,266,573	81,986,871	—	—	—	(10,203,781)	254,049,663	14,011,045	—
NexPoint Real Estate Finance Operating Partnership, L.P., NREF OP II
(LLC Interest)	1,159,216	19,150,242	—	(11,361,541)	—	739,922	3,632,950	12,161,573	624,311	1,721,019
SFR WLIF I, II, LLC
(LLC Interest)	64,521,018	52,788,904	—	(52,666,032)	—	—	11,258,235	11,381,107	11,854,986	1,745,573

Total	224,546,050	413,700,990	113,906,196	(64,027,573)	(3,463,872)	739,922	15,060,341	475,916,004	181,548,946	11,713,479